SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 17
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 17 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHERAS, the Trust desires to amend the Agreement to change the name of Invesco V.I. High Yield Fund to Invesco V.I. High Yield Securities Fund effective March 3, 2010; and

     WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Variable Insurance Funds to AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and

     WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                                         NEW NAME
------------                          --------------------------------------
AIM V.I. Basic Balanced Fund          Invesco V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund             Invesco V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund    Invesco V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund     Invesco V.I. Capital Development Fund
AIM V.I. Core Equity Fund             Invesco V.I. Core Equity Fund
AIM V.I. Diversified Income Fund      Invesco V.I. Diversified Income Fund
AIM V.I. Dynamics Fund                Invesco V.I. Dynamics Fund
AIM V.I. Financial Services Fund      Invesco V.I. Financial Services Fund
AIM V.I. Global Health Care Fund      Invesco V.I. Global Health Care Fund
AIM V.I. Global Multi-Asset Fund      Invesco V.I. Global Multi-Asset Fund
AIM V.I. Global Real Estate Fund      Invesco V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund   Invesco V.I. Government Securities Fund
AIM V.I. High Yield Fund              Invesco V.I. High Yield Fund
AIM V.I. International Growth Fund    Invesco V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund        Invesco V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund                 Invesco V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund     Invesco V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund            Invesco V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund        Invesco V.I. Small Cap Equity Fund
AIM V.I. Technology Fund              Invesco V.I. Technology Fund
AIM V.I. Utilities Fund               Invesco V.I. Utilities Fund

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Variable Insurance Funds are hereby changed to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President


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

                                   "SCHEDULE A

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
Invesco V.I. Basic Balanced Fund           Series I Shares
                                           Series II Shares
Invesco V.I. Basic Value Fund              Series I Shares
                                           Series II Shares
Invesco V.I. Capital Appreciation Fund     Series I Shares
                                           Series II Shares
Invesco V.I. Capital Development Fund      Series I Shares
                                           Series II Shares
Invesco V.I. Core Equity Fund              Series I Shares
                                           Series II Shares
Invesco V.I. Diversified Income Fund       Series I Shares
                                           Series II Shares
Invesco V.I. Dividend Growth Fund          Series I Shares
                                           Series II Shares
Invesco V.I. Dynamics Fund                 Series I Shares
                                           Series II Shares
Invesco V.I. Financial Services Fund       Series I Shares
                                           Series II Shares
Invesco V.I. Global Dividend Growth Fund   Series I Shares
                                           Series II Shares
Invesco V.I. Global Health Care Fund       Series I Shares
                                           Series II Shares
Invesco V.I. Global Multi-Asset Fund       Series I Shares
                                           Series II Shares
Invesco V.I. Global Real Estate Fund       Series I Shares
                                           Series II Shares
Invesco V.I. Government Securities Fund    Series I Shares
                                           Series II Shares
Invesco V.I. High Yield Fund               Series I Shares
                                           Series II Shares
Invesco V.I. High Yield Securities Fund    Series I Shares
                                           Series II Shares

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
Invesco V.I. Income Builder Fund           Series I Shares
                                           Series II Shares
Invesco V.I. International Growth Fund     Series I Shares
                                           Series II Shares
Invesco V.I. Large Cap Growth Fund         Series I Shares
                                           Series II Shares
Invesco V.I. Leisure Fund                  Series I Shares
                                           Series II Shares
Invesco V.I. Mid Cap Core Equity Fund      Series I Shares
                                           Series II Shares
Invesco V.I. Money Market Fund             Series I Shares
                                           Series II Shares
Invesco V.I. S&P 500 Index Fund            Series I Shares
                                           Series II Shares
Invesco V.I. Select Dimensions
   Balanced Fund                           Series I Shares
                                           Series II Shares
Invesco V.I. Select Dimensions
   Dividend Growth Fund                    Series I Shares
                                           Series II Shares
Invesco V.I. Select Dimensions
   Equally-Weighted S&P 500 Fund           Series I Shares
                                           Series II Shares
Invesco V.I. Small Cap Equity Fund         Series I Shares
                                           Series II Shares
Invesco V.I. Technology Fund               Series I Shares
                                           Series II Shares
Invesco V.I. Utilities Fund                Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Capital
   Growth Fund                             Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Comstock
   Fund                                    Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Equity and
   Income Fund                             Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Global
   Tactical Asset Allocation Fund          Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Global
   Value Equity Fund                       Series I Shares
                                           Series II Shares

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
Invesco Van Kampen V.I. Government
   Fund                                    Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Growth and
   Income Fund                             Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. High Yield
   Fund                                    Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I.
   International Growth Equity Fund        Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Mid Cap
   Growth Fund                             Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Mid Cap
   Value Fund                              Series I Shares
                                           Series II Shares
Invesco Van Kampen V.I. Value Fund         Series I Shares
                                           Series II Shares


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